Investment in Securities (Detail) - JPY (¥) ¥ in Millions		Mar. 31, 2015	Mar. 31, 2014
Schedule of Investments [Line Items]
Trading securities	[1]	¥ 1,190,131	¥ 16,079
Available-for-sale securities		1,356,840	881,493
Held-to-maturity securities		115,599	96,731
Other securities		183,687	220,149
Total		¥ 2,846,257	¥ 1,214,452

[1]	The amount of assets under management of variable annuity and variable life insurance contracts, which increased as a result of the acquisition of a subsidiary, included in trading securities was ¥1,165,347 million as of March 31, 2015.